UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-5984
                                                     -------------------

                           THE NEW IRELAND FUND, INC.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                               GREENWICH, CT 06830
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                    PFPC Inc.
                           99 High Street, 27th Floor
                                BOSTON, MA 02110
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (203) 869-0111
                                                           ---------------

                    Date of fiscal year end: OCTOBER 31, 2004
                                             ----------------

                    Date of reporting period: APRIL 30, 2004
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                                       THE
                                   NEW IRELAND
                                      FUND

                          [PHOTO OMITTED - JAMES JOYCE]

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2004
--------------------------------------------------------------------------------

     COVER PHOTOGRAPH -- DUBLIN -- STATUE OF JAMES JOYCE, AUTHOR OF ULYSSES
                      Provided courtesy of Tourism Ireland.

                             LETTER TO SHAREHOLDERS
INTRODUCTION

     Although problems still remain in the Middle East, things seem to be moving in the right direction with the recent approval by the UN Security Council of the US/UK proposal on Iraq and the return to a form of self-government in that country. These moves and the global economic recovery have been helpful in strengthening the Irish economy.

     Earlier this month, at the annual stockholder meeting, a proposal was submitted by a stockholder, requesting that the Board of the Fund take the steps necessary to open end the Fund or otherwise enable shareholders to realise net asset value for their shares. Although the proposal received a majority of the votes specifically cast on it, these votes represented only 33.3% of total shares in issue. However, as a result of the vote, the Board has undertaken to review the options open to it, with a view to addressing the issues raised in the proposal.

     In May, The Board were pleased to announce that the New Ireland Fund had been awarded Lipper's best performance award within its peer group for the 5 year period ended December 31, 2003. In making this award, Lipper stated that this reflected, not alone the best Total Return over this period but also Consistent Return, Preservation, Tax Efficiency and Expense. This obviously reflects well on John Forde, of Bank of Ireland Asset Management, the Fund Manager responsible for the day to day management of the Fund's assets and the Board congratulate him on this achievement.

PERFORMANCE

     Following the strong gains of earlier in the year, equity markets suffered from profit taking during the most recent fiscal quarter. As a result, the Fund's Net Asset Value (NAV) decreased by 1.9% in the quarter, however, for the six month period under review, it increased by 8.90%, to $17.74 per share.

     For the quarter, the overall Irish Equity Index (ISEQ), increased by 0.2% in US dollar terms and by 15.5% over the six months with Elan Pharmaceutical, which is not part of the Fund's portfolio, being the key driver of index performance in both periods.

     Economic recovery, both domestically and internationally, continues to support the good performance of the Irish equity markets.

     We continue to implement the Share Repurchase Program, with 55,850 shares being repurchased and retired, since the beginning of the fiscal year, at a cost of $840,865. These repurchases represent a reduction of 1.17% of the shares outstanding at October 31, 2003 and they have resulted in a positive impact on the Fund's NAV of 3 cents per share.

ECONOMIC REVIEW

     Economic statistics continue to reflect a steady recovery in the Irish economy. While retail spending remains lack-luster there is good news in terms of unemployment and Government finances. The Irish Central Bank expects the economy in 2004 to expand by 3.25% in GNP terms (3.75% GDP). Both of these forecasts have increased by 0.25% over the past quarter.

     The extraordinary growth of the Irish economy, in the `Celtic Tiger' years, has been replaced by a more modest but impressive expansion. This has resulted in what could best be described as a soft landing from the previous high growth trajectory years. This is viewed as a very satisfactory outcome given the inherent risks of a high growth pattern. While uncertainties remain, most notably the housing market, the general outlook continues to mark Ireland as a solid performer in both a European and global context.

     In the first two months of 2004, the volume of retail sales of all businesses was 1.1% above the same period a year ago. One may have expected a greater rate of increase but there have been some negatives. With a ban on smoking in public places being successfully introduced a few months ago, bar sales remain weak, declining 5% in volume over the same period and it is likely that sales in this area of the economy will remain weak for some time. Sales of new cars are up 10%, year on year, in the first three months of 2004 versus 2003, which reflects solid and improving consumer confidence.

     Tax revenue data is a good barometer of the economy in Ireland and exchequer returns in May confirmed an excellent start to the year for tax receipts. Total tax revenue increased by 15.2%, year over year, helped by a strong recovery in income taxes, which have rebounded for the first time since 2000. To date, these are now more than 21.9% ahead of last year as compared to the government forecast of 13.9%.

     In April, the Irish unemployment rate decreased to 4.4%, the lowest since July 2002. It is encouraging that Irish unemployment has resumed a downward trend confounding those who felt Ireland would lose jobs to low-cost competitors.

     April also saw slightly higher inflation, on a year to year basis, with the headline rate rising to 1.4% from 1.3% on the back of higher energy prices. Oil prices continue to be a cause for concern and are likely to put further upward pressure on inflation later in the year.

EQUITY MARKET REVIEW

     In local currency terms, the Irish market gained 4.3% in the quarter under review, which represented another outperformance of European and international markets. However, in both the quarter and over the first six months of the Fund's fiscal year, the strong recovery of Elan had a significant influence on the market's performance.

                                  QUARTER ENDED
                                 APRIL 30, 2004
                                 --------------

                               LOCAL
                             CURRENCY        U.S. $
                             --------        ------
Irish Equities (ISEQ)          +4.3%          +0.2%

S&P 500                        -2.1%          -2.1%
NASDAQ                         -7.1%          -7.1%
UK Equities (FTSE 100)         +2.2%          -0.4%
Japanese Equities              +9.1%          +4.5%

Euroland Equities
  Eurostoxx                    -0.5%          -4.4%
German Equities (DAX)          -1.8%          -5.6%
French Equities (CAC)          +1.0%          -2.9%
Dutch Equities (AEX)           -3.4%          -7.1%


     CRH announced impressive 2003 full year results with pre-tax profits ahead by 1% to *864.2 million, which, on a constant currency basis, equates to an improvement of 12.2%. Earnings per share increased by similar amounts with the second half of 2003 showing particular strength. The stock increased by 4.4% in the most recent quarter. During March, the group announced a *372 million acquisition of a 49% shareholding in Senapa, Portugal's second largest cement producer.

     In the quarter, ALLIED IRISH BANKS' (AIB) stock declined by 11.2% after its bright start to 2004. AIB's results for fiscal 2003 showed its profit before tax to be *1.22 billion, which was in line with expectations. However, the results were impacted by a series of once off adjustments related to the Irish Government bank levy, a goodwill write-off on the sale of their Govett subsidiary and charges related to early staff retirements.

     KERRY GROUP announced an excellent set of full year results despite US dollar weakness. Earnings per share growth of 10.1%, and 15%, ex-currency, represented a credible performance in the context of difficult global food and consumer markets. The results reflected Kerry's strong free cash generation and an increase of 0.3% in group operating margin to 8.4% from a depressed 8.1% in fiscal year 2002. In March, Kerry announced a major acquisition with a $440 million purchase of Quest Food Ingredients from ICI. The stock price has responded strongly to both the results and the deal, gaining 12.3% in the quarter.

     INDEPENDENT NEWS & MEDIA ran into some profit-taking despite a solid set of results for fiscal 2003, with pre-tax profits, before exceptional items, increasing by just under 20% to *154.6 million. This reflected a combination of 7.5% growth in operating profits from continuing operations and an 11% reduction in finance charges in the wake of the company's recapitalization program. Earnings per share, pre goodwill amortization and exceptionals, were marginally ahead of expectations, up by just under 11% to 12.6c per share, despite the dilutive effects of last year's *103 million rights issue. As expected, the group's finances show a significant improvement as compared with 2002 results.

CURRENT OUTLOOK

     Equity markets are consolidating following the strong recoveries from 2003 lows. The prospect of higher US interest rates and concerns about higher inflation are real but acceptable risks for equities and we remain strong believers in the relative attractiveness of stocks. The Irish market, with a P/E for 2004 of 13.6x and a dividend yield of 2.5%, remains solid value relative to its own history and international comparables. The Fund retains a fully invested position.

Sincerely,

/S/ PETER HOOPER

Peter Hooper
Chairman
June 18, 2004

                               INVESTMENT SUMMARY

                                TOTAL RETURN (%)
                                ----------------

                               MARKET VALUE                NET ASSET VALUE (A)
                               ------------                -------------------

                                         AVERAGE                         AVERAGE
                         CUMULATIVE      ANNUAL         CUMULATIVE       ANNUAL
                         ----------      -------        ----------       -------
Six Months                   9.15         9.15              9.50           9.50
One Year                    48.95        48.95             39.57          39.57
Three Year                  28.16         8.64             19.71           6.17
Five Year                   17.97         3.37              7.01           1.36
Ten Year                   179.22        10.84            162.90          10.14


                        PER SHARE INFORMATION AND RETURNS

                                                                                                       SIX MONTHS
                                                                                                         ENDED
                                                                                                       APRIL 30,
                         1995      1996     1997     1998     1999     2000     2001     2002     2003   2004
---------------------------------------------------------------------------------------------------------------
Net Asset
  Value ($)              13.61    16.90    19.99    21.36    19.75    20.06    13.28    11.04    16.29   17.74
Income
  Dividends ($)          (0.11)   (0.14)   (0.22)   (0.07)      --    (0.13)   (0.01)   (0.03)      --   (0.09)
Capital Gains
Other
  Distributions ($)         --    (0.13)   (0.36)   (0.70)   (1.14)   (1.60)   (2.65)   (0.69)      --      --
Total
  Return (%) (a)         25.72    26.25    22.46    11.68    (2.79)   13.27   (23.76)  (12.07)   47.55    9.50

NOTES
-----
(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                 PORTFOLIO BY MARKET SECTOR AS OF APRIL 30, 2004
                           (PERCENTAGE OF NET ASSETS)

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other* Assets                            7.73%
Telecommunications                       3.29%
Business Services                        4.55%
Transportation                           4.47%
Construction and Building Materials     20.32%
Pharmaceuticals                          3.40%
Leisure and Hotels                       7.03%
Diversified Financial Services           4.19%
Health Care Services                     8.07%
Financial                               19.56%
Food and Beverages                      14.29%
Food and Agriculture                     3.10%

*Includes industries less than 3%.

                 TOP 10 HOLDINGS BY ISSUER AS OF APRIL 30, 2004

HOLDING                        SECTOR                            % OF NET ASSETS
-------                        ------                            ---------------
Allied Irish Banks PLC         Financial                              15.16%
CRH PLC                        Construction and Building Materials    12.64%
Kerry Group PLC, Series A      Food and Beverages                     11.73%
United Drug PLC                Health Care Services                    4.65%
DCC PLC                        Business Services                       4.55%
Ryanair Holdings PLC           Transportation                          4.47%
FBD Holdings PLC               Financial                               4.40%
Kingspan Group PLC             Construction and Building Materials     4.32%
Jury's Doyle Hotel Group PLC   Leisure and Hotels                      4.26%
Irish Life & Permanent PLC     Diversified Financial Services          4.20%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------


                                                                  Value (U.S.)
April 30, 2004                                        Shares        (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS (98.83%)

COMMON STOCKS OF IRISH COMPANIES (95.43%)

BUSINESS SERVICES (4.55%)
   DCC PLC                                            250,000     $  3,806,041
                                                                  ------------
COMPUTER SOFTWARE AND SERVICES (1.14%)
   IONA Technologies PLC-ADR*                         169,300          956,545
                                                                  ------------
CONSTRUCTION AND BUILDING MATERIALS (20.32%)
   CRH PLC                                            498,768       10,582,824
   Grafton Group PLC-UTS                              380,820        2,816,661
   Kingspan Group PLC                                 675,707        3,612,626
                                                                  ------------
                                                                    17,012,111
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (4.19%)
   Irish Life & Permanent PLC                         226,707        3,511,213
                                                                  ------------
FINANCIAL (19.56%)
   Allied Irish Banks PLC                             879,951       12,689,772
   FBD Holdings PLC                                   202,314        3,686,373
                                                                  ------------
                                                                    16,376,145
                                                                  ------------
FOOD AND AGRICULTURE (3.10%)
   IAWS Group PLC                                     227,619        2,592,160
                                                                  ------------
FOOD AND BEVERAGES (14.29%)
   Fyffes PLC                                         467,400          868,461
   Greencore Group PLC                                352,568        1,272,152
   Kerry Group PLC, Series A                          511,857        9,817,442
                                                                  ------------
                                                                    11,958,055
                                                                  ------------
HEALTH CARE SERVICES (8.07%)
   ICON PLC-ADR*                                       71,646        2,858,675
   United Drug PLC                                  1,249,687        3,894,972
                                                                  ------------
                                                                     6,753,647
                                                                  ------------
LEISURE AND HOTELS (7.03%)
   Jury's Doyle Hotel Group PLC                       291,464        3,563,812
   Paddy Power PLC                                    202,495        2,318,181
                                                                  ------------
                                                                     5,881,993
                                                                  ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

                                                                  Value (U.S.)
April 30, 2004                                        Shares        (Note A)
--------------------------------------------------------------------------------
COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

PUBLISHING AND NEWS (1.99%)
   Independent News & Media PLC                       732,313     $  1,667,938
                                                                  ------------
TECHNOLOGY (1.74%)
   Horizon Technology Group PLC*                    1,321,900        1,457,861
                                                                  ------------
TELECOMMUNICATIONS (3.29%)
   Eircom Group PLC-144A a*                           400,000          700,072
   Spectel PLC++
     (8/4/00, 11/22/00,11/30/01-Cost $2,699,475)    1,800,248        2,050,150
                                                                  ------------
                                                                     2,750,222
                                                                  ------------
TRANSPORTATION (4.47%)
   Ryanair Holdings PLC*                              650,000        3,740,109
                                                                  ------------
UTILITY/PUBLIC SERVICES (1.69%)
   NTR PLC+
     (6/14/02-Cost $918,234)                           98,132        1,411,632
                                                                  ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $43,838,952)                                                79,875,672
                                                                  ------------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (3.40%)
  (Cost U.S. $2,166,754)

PHARMACEUTICALS (3.40%)
   Galen Holdings PLC                                 201,154        2,843,053
                                                                  ------------
TOTAL INVESTMENT COMPANIES BEFORE FOREIGN
   CURRENCY ON DEPOSIT
   (Cost $46,005,706)                                             $ 82,718,725
                                                                  ------------

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------


                                                       Face       Value (U.S.)
April 30, 2004                                         Value        (Note A)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT (0.32%)
   (Interest Bearing)
   British Pounds Sterling                   (POUND)      423     $        751
   Euro                                       (EURO)  223,732          268,199
                                                                  ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $266,159)**                                                   268,950
                                                                  ------------
TOTAL INVESTMENTS (99.15%)
   (Cost $46,271,865)                                             $ 82,987,675
OTHER ASSETS AND LIABILITIES (0.85%)                                   711,692
                                                                  ------------
NET ASSETS (100.00%)                                              $ 83,699,367
                                                                  ============

--------------------------------------------------------------------------------
   a Security  exempt  from  registration   pursuant  to  Rule  144A  under  the
     Securities Act of 1933, as amended.
   * Non-income producing security.
  ** Foreign currency held on deposit at the Bank of Ireland.
   + Not readily marketable. Dates represent acquisition date.
  ++ Not readily marketable and non-income  producing security.  Dates represent acquisition date.
ADR - American Depository Receipt traded in U.S. dollars
UTS - Units

THE NEW IRELAND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

April 30, 2004
--------------------------------------------------------------------------------


ASSETS:
   Investments at value (Cost $46,005,706)
       See accompanying schedule                              U.S.$82,718,725
   Cash                                                               155,986
   Foreign currency (Cost $266,159)                                   268,950
   Dividends receivable                                               738,560
                                                                  -----------
       Total Assets                                                83,882,221
                                                                  -----------

LIABILITIES:
   Investment advisory fee payable (Note B)                            52,772
   Payable for Fund shares redeemed                                    51,092
   Printing fees payable                                               35,024
   Directors' fees and expenses (Note C)                               25,834
   Administration Fee payable (Note B)                                 16,232
   Custodian fees payable (Bank of Ireland) (Note B)                    3,884
   Custodian fees payable (Chase Manhattan Bank) (Note B)               1,000
   Accrued expenses and other payables                                 (2,984)
                                                                  -----------
       Total Liabilities                                              182,854
                                                                  -----------
NET ASSETS                                                    U.S.$83,699,367
                                                                  ===========

AT APRIL 30, 2004 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
   Authorized 20,000,000 Shares
   Issued and Outstanding 4,718,878 Shares                    U.S.$    47,189
   Additional Paid-in Capital                                      50,894,100
   Undistributed Net Investment Income                                280,103
   Accumulated Net Realized Loss                                   (4,231,099)
   Unrealized Appreciation of Securities,
       Foreign Currency and Net Other Assets                       36,709,074
                                                                  -----------
TOTAL NET ASSETS                                              U.S.$83,699,367
                                                                  ===========

NET ASSET VALUE PER SHARE
   (Applicable to 4,718,878 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $83,699,367 / 4,718,878)                                U.S.$     17.74
                                                                  ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                        For the Six Months Ended
                                                             April 30, 2004
                                                               (unaudited)
--------------------------------------------------------------------------------


 INVESTMENT INCOME
  Dividends (net of withholding taxes of U.S. $1,114)         U.S. $   953,767
  Interest                                                               4,957
                                                                   -----------

TOTAL INVESTMENT INCOME                                                958,724
                                                                   -----------

 EXPENSES
  Investment advisory fee (Note B)                    314,689
  Administration fee (Note B)                          86,508
  Legal fees                                           70,878
  Directors' fees and expenses (Note C)                66,570
  Custodian fees (Note B)                              18,449
  Other                                               119,635
                                                   ----------

TOTAL EXPENSES                                                         676,729
                                                                   -----------

NET INVESTMENT INCOME                                         U.S. $   281,995
                                                                   -----------

 REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS (NOTE D)
  Realized gain on:
    Securities transactions                         2,454,913
    Foreign currency transactions                       8,590
                                                   ----------
  Net realized gain on investments
     during the period                                               2,463,503
                                                                   -----------
  Net change in unrealized appreciation/(depreciation) of:
    Securities                                      4,435,824
    Foreign currency and net other assets              (7,023)
                                                   ----------
  Net unrealized appreciation of investments
     during the period                                               4,428,801
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                                     6,892,304
                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             U.S. $ 7,174,299
                                                                   ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------
                                              Six Months Ended
                                               April 30, 2004        Year Ended
                                                 (unaudited)      October 31, 2003
-----------------------------------------------------------------------------------
Net investment income                      U.S.  $   281,995   U.S.  $    340,169
Net realized gain/(loss) on investments            2,463,503           (2,204,145)
Net unrealized appreciation of investments,
   foreign currency holdings and net
   other assets                                    4,428,801           26,854,166
                                                 -----------         ------------
Net increase in net assets
   resulting from operations                       7,174,299           24,990,190

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            (424,025)                  --
                                                 -----------         ------------
Net increase in net assets                         6,750,274           24,990,190
                                                 -----------         ------------

CAPITAL SHARE TRANSACTIONS:
   Value of 55,850 and 194,450 shares
     repurchased, respectively (Note F)             (840,865)          (2,056,220)
                                                 -----------         ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                  (840,865)          (2,056,220)
                                                 -----------         ------------

NET ASSETS
   Beginning of period                            77,789,958           54,855,988
                                                 -----------         ------------
   End of period (Including undistributed
     net investment income of $280,103
     and $422,133 respectively)            U.S.  $83,699,367   U.S.  $ 77,789,958
                                                 ===========         ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.

FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                               Six Months Ended             Year Ended October 31,
                                April 30, 2004       --------------------------------------------------------------------
                                 (unaudited)          2003           2002           2001             2000           1999
-------------------------------------------------------------------------------------------------------------------------
Operating Performance:
Net Asset Value,
  Beginning of Period            U.S. $16.29    U.S. $11.04    U.S. $13.28    U.S. $20.06      U.S. $19.75    U.S. $21.36
                                      ------         ------         ------         ------           ------         ------
Net Investment Income/(Loss)            0.06           0.07          (0.08)         (0.02)            0.15           0.13
Net Realized and Unrealized
  Gain/(Loss) on Investments            1.45           5.08          (1.50)         (3.65)            1.59          (0.60)
                                      ------         ------         ------         ------           ------         ------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations                 1.51           5.15          (1.58)         (3.67)            1.74          (0.47)
                                      ------         ------         ------         ------           ------         ------
Distributions to Shareholders
  from:
  Net Investment Income                (0.09)            --           (.03)         (0.01)           (0.13)            --
  Net Realized Gains                      --             --           (.69)         (2.65)           (1.60)         (1.14)
                                      ------         ------         ------         ------           ------         ------
Total from Distributions               (0.09)            --           (.72)         (2.66)           (1.73)         (1.14)
                                      ------         ------         ------         ------           ------         ------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share
  Transactions                          0.03           0.10           0.06++        (0.45)+           0.30             --
                                      ------         ------         ------         ------           ------         ------
Net Asset Value,
  End of Period                  U.S. $17.74    U.S. $16.29    U.S. $11.04    U.S. $13.28      U.S. $20.06    U.S. $19.75
                                      ======         ======         ======         ======           ======         ======
Share Price, End of Period       U.S. $15.00    U.S. $13.81    U.S. $ 8.67    U.S. $11.02      U.S. $15.19    U.S. $16.38
                                      ======         ======         ======         ======           ======         ======

Total Investment Return(a)             9.50%         47.55%       (12.07)%       (23.76)%           13.27%        (2.79)%
                                      ======         ======       ========       ========           ======        =======
Total Investment Return(b)             9.15%         59.28%       (16.05)%       (12.73)%            3.43%        (3.30)%
                                      ======         ======       ========       ========           ======        =======

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Period (000's)         U.S. $83,699   U.S. $77,790   U.S. $54,856    U.S.$68,223     U.S. $95,075   U.S. $98,916
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                           0.67%          0.54%        (0.64)%        (0.16)%            0.70%          0.53%
Ratio of Operating Expenses
  to Average Net Assets                1.61%          1.78%          2.10%          1.80%            1.42%          1.33%
Portfolio Turnover Rate                   3%            10%            13%            35%              34%            13%

 (a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
 (b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
   + Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.
  ++ Amount represents $0.16 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.10) per share impact for the new shares issued as Capital Gain Stock Distribution.

THE NEW IRELAND FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment strategy of the Fund, as revised in March 2001, involved a bias toward high growth Irish companies including listed and unlisted firms, drawn from the technology, telecommunications and health care sectors. Since then, due to the broadly based decline in the technology and telecommunications sectors, this strategy has been amended but the bias continues toward Ireland's growth companies.

A.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At April 30, 2004 the Fund held 4.1% of its net assets in securities valued in good faith with an aggregate cost of $3,617,709 and fair value of $3,461,782. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and characterizations of distributions made by the Fund.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2004.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

B.   MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.75% of the value of the average weekly net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

     The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee payable monthly. During the six months ended April 30, 2004, the Fund paid U.S. $86,508 in administration fees to PFPC, Inc.

     The Fund has entered into an agreement with JP Morgan Chase & Co. to serve as custodian of the Fund's assets held outside of Ireland. During the six months ended April 30, 2004, the Fund paid JP Morgan Chase & Co. U.S. $773. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the six months ended April 30, 2004, the Fund paid U.S. $17,676 in custodian fees to Bank of Ireland.

     For the six months ended April 30, 2004, the Fund incurred total brokerage commissions of U.S. $11,769, of which U.S. $4,623 was paid to Davy Stockbrokers, an affiliate of Bank of Ireland Asset Management.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

C.   DIRECTORS FEES:

     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional fee of U.S. $20,000. Also, the Fund pays the Chairman of the Audit Committee an additional U.S. $1,000 for each meeting of the Audit Committee attended. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D.   PURCHASES AND SALES OF SECURITIES:

     The cost of purchases  and proceeds  from sales of  securities  for the six
months  ended  April  30,  2004,   excluding  U.S.   government  and  short-term
investments, aggregated U.S. $2,864,638 and U.S. $4,098,996, respectively.

     At April 30, 2004, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $39,286,251 and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $2,573,232. Also on this date, the tax cost of securities for Federal Income Tax purposes is U.S. $46,005,706.

     At April 30, 2004, there were no permanent tax and book differences in gross unrealized appreciation/depreciation of securities or the cost basis of securities.

E.   COMMON STOCK:

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On April 30, 2004, Bank of Ireland Asset Management held 11,548 shares representing 0.24% of the Fund's total issued shares.

     On April 30, 2004, the Bank of Ireland EUT Smaller Equities Fund held 338,539 shares, representing 7.17% of the Funds outstanding shares. The Wachovia Corporation held 570,137 shares, as stated in a 13F-HR filed with the Securities and Exchange Commission on April 28, 2004, representing 12.08% of the Funds outstanding shares.

F.   SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the six months ended April 30, 2004, the Fund repurchased 55,850 (1.17% of the shares outstanding at October 31, 2003 year end) of its shares for a total cost of $840,865, at an average discount of 15.13% of net asset value.

     For the fiscal year ended October 31, 2003, the Fund repurchased 194,450 (3.91% of the shares outstanding at October 31, 2002) of its shares for a total cost of $2,056,220, at an average discount of 18.84% of net asset value.

THE NEW IRELAND FUND, INC.

--------------------------------------------------------------------------------

G.   MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H.   PROXY VOTING INFORMATION:

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGARdatabase or the Securities and Exchange Commission's Internet site at http://www.sec.gov.

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

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

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

--------------------------------------------------------------------------------

                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS
                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     Denis Curran      - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     George G. Moore   - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Lelia Long        - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                  ADMINISTRATOR
                                    PFPC Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland

                              JP Morgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                               Grant Thornton LLP
                                 60 Broad Street
                               New York, NY 10004

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                   c/o PFPC Inc.
                                 99 High Street
                                   27th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

--------------------------------------------------------------------------------
IR-SAR 04/04

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE NEW IRELAND FUND, INC.

By (Signature and Title)*  /S/ DENIS CURRAN
                         -------------------------------------------------------
                           Denis Curran, President
                           (principal executive officer)

Date              JULY 7, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ DENIS CURRAN
                         -------------------------------------------------------
                           Denis Curran, President
                           (principal executive officer)

Date              JULY 7, 2004
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ LELIA LONG
                         -------------------------------------------------------
                           Lelia Long, Treasurer
                           (principal financial officer)

Date              JULY 7, 2004
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.